                                                     CERTIFICATE OF TRUST
                                                                       OF
                                               ALLEGHENY CAPITAL TRUST I

The undersigned, the trustees of Allegheny Capital Trust I, desiring to form a statutory trust under the Delaware Statutory Trust Act, 12 Del.
C. Section 3801 et seq., hereby certify as follow:

(a) The name of the statutory trust being formed hereby (the "Trust") is "Allegheny Capital Trust I".

(b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                                                     Wilmington Trust Company
                                                     Rodney Square North
                                                     1100 North Market Street
                                                     Wilmington, Delaware 19890
                                                     Attn: Corporate Trust Administration

(c) This Certificate of Trust may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

(d) This Certificate of Trust shall be effective as of its filing.

IN WITNESS WHEREOF, the undersigned, being all of the initial trustees of the Trust, have executed this Certificate of Trust.

                                                                                              WILMINGTON TRUST COMPANY, as Trustee

                                                                                              By: /s/ W. T. Morris, II
                                                                                              Name: W. Thomas Morris, II
                                                                                              Title: Financial Services Officer

                                                                                              By: /s/ Regis F. Binder
                                                                                              Name: Regis F. Binder, as Trustee